Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492 –Commonwealth Select Life Plus/VUL Survivorship * 800.533.7881 –Commonwealth Annuity VUL 2001

SEMI-ANNUAL REPORT – 6/30/2013

FOR CONTRACT HOLDERS OF:  COMMONWEALTH ANNUITY SELECT LIFE PLUS, COMMONWEALTH ANNUITY VUL 2001, VUL SURVIVORSHIP

September 25, 2013

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	SEPARATE ACCOUNT IMO 1940 Act Registration Number: 811-09529 1933 Act Registration Numbers: 333-84879, 333-90995 CIK: 0001091476 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate  Account IMO, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	August 23, 2013
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 23, 2013
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 23, 2013
DWS Investments VIT Funds (Class A)	1006373	August 22, 2013
DWS Variable Series II (Class A)	810573	August 22, 2013
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 21, 2013
Fidelity Variable Insurance Products Fund II (Initial and Service Class 2)	831016	August 21, 2013
Fidelity Variable Insurance Products Fund III (Initial and Service Class 2)	927384	August 21, 2013
Fidelity Variable Insurance Products Fund V (Service Class)	823535	August 23, 2013
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 30, 2013
MFS® Variable Insurance TrustSM (Service Class)	918571	August 28, 2013
Oppenheimer Variable Account Funds (Service Shares)	752737	August 30, 2013
Pioneer Variable Contracts Trust (Class II)	930709	August 28, 2013
T. Rowe Price International Series, Inc.	918292	August 20, 2013

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Scott D. Silverman

Scott D. Silverman
Senior Vice President, General Counsel

and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772